SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 29, 2004

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant
as Specified in Its Charter)

DELAWARE
(State of Incorporation)

000-50646	61-1430858
(Commission File Number)	(IRS Employer Identification No.)

150 INDEPENDENCE DRIVE, MENLO PARK, CALIFORNIA	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 323-4100
(Registrant's Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits

            99.1 Press Release dated July 29, 2004

Item 12.  Results of Operations and Financial Condition

            Attached hereto as Exhibit 99.1 is the press release dated July 29, 2004, announcing the financial results of Ultra Clean Holdings, Inc. (the “Company”) for the quarter ended June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	July 29, 2004	By:	/s/ Clarence L. Granger

			Name:	Clarence L. Granger
			Title:	Chief Executive Officer

EXHIBIT INDEX

99.1 Press Release dated July 29, 2004